UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-00642

DWS International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	2/28/2013

ITEM 1.	REPORT TO STOCKHOLDERS

FEBRUARY 28, 2013 Semiannual Report to Shareholders

DWS International Fund

Contents
4 Letter to Shareholders
5 Performance Summary
8 Portfolio Management Team
9 Portfolio Summary
11 Investment Portfolio
17 Statement of Assets and Liabilities
19 Statement of Operations
20 Statement of Changes in Net Assets
21 Financial Highlights
26 Notes to Financial Statements
37 Information About Your Fund's Expenses
39 Investment Management Agreement Approval
44 Summary of Management Fee Evaluation by Independent Fee Consultant
48 Account Management Resources
50 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of the Deutsche Asset & Wealth Management division of Deutsche Bank AG.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Investor:

As the U.S. and global economies regain their footing, economists are cautiously looking to a less erratic year for the financial markets in 2013. In the U.S. specifically, positive trends in areas such as housing starts and job creation suggest ongoing recovery, albeit at a relatively mild pace. Supporting this view, Larry Adam, Deutsche Asset & Wealth Management's Chief Investment Strategist for Wealth Management, cites the potential for increased bank lending, a rise in business spending, and improved consumer confidence as underlying forces that may act as catalysts for continued positive growth.

Still, critical issues are yet to be resolved. As Washington wrangles with debt concerns, spending, and monetary and fiscal policy, a fair amount of uncertainty lingers. Despite gains in the broad stock market, sluggish growth and historically low interest rates continue to pose a challenge to investors seeking a strategy for growth or retirement income.

Against this backdrop, what can you do? First, stay focused. Second-guessing investment decisions based on headlines, short-term market fluctuations or emotion is never a reliable strategy. Next, make a point of checking your asset allocation every year or so. Objectives may change over time, and periods of market volatility can shift a portfolio away from your established target allocation. Finally, remember that the investment professionals who manage your DWS fund bring a wealth of experience over a variety of market cycles, along with access to a broad network of research and analytical resources.

At Deutsche Asset & Wealth Management we embrace the concept of discipline and the value of maintaining a long-term view. We urge you to do the same.

Best regards,

Douglas Beck, CFA President, DWS Funds

Performance Summary February 28, 2013 (Unaudited)
Class A	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 2/28/13
Unadjusted for Sales Charge	10.46%	8.12%	-5.02%	6.54%
Adjusted for the Maximum Sales Charge (max 5.75% load)	4.11%	1.90%	-6.14%	5.92%
MSCI EAFE Index†	14.41%	9.84%	-1.26%	9.39%
Average Annual Total Returns as of 12/31/12 (most recent calendar quarter end)
Unadjusted for Sales Charge		20.39%	-6.80%	5.68%
Adjusted for the Maximum Sales Charge (max 5.75% load)		13.47%	-7.90%	5.06%
MSCI EAFE Index†		17.32%	-3.69%	8.21%
Class B	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 2/28/13
Unadjusted for Sales Charge	9.96%	7.15%	-5.80%	5.62%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)	5.96%	4.15%	-5.97%	5.62%
MSCI EAFE Index†	14.41%	9.84%	-1.26%	9.39%
Average Annual Total Returns as of 12/31/12 (most recent calendar quarter end)
Unadjusted for Sales Charge		19.29%	-7.56%	4.77%
Adjusted for the Maximum Sales Charge (max 4.00% CDSC)		16.29%	-7.72%	4.77%
MSCI EAFE Index†		17.32%	-3.69%	8.21%
Class C	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 2/28/13
Unadjusted for Sales Charge	10.01%	7.28%	-5.76%	5.70%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	9.01%	7.28%	-5.76%	5.70%
MSCI EAFE Index†	14.41%	9.84%	-1.26%	9.39%
Average Annual Total Returns as of 12/31/12 (most recent calendar quarter end)
Unadjusted for Sales Charge		19.47%	-7.51%	4.85%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)		19.47%	-7.51%	4.85%
MSCI EAFE Index†		17.32%	-3.69%	8.21%
Class S	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 2/28/13
No Sales Charges	10.61%	8.43%	-4.73%	6.89%
MSCI EAFE Index†	14.41%	9.84%	-1.26%	9.39%
Average Annual Total Returns as of 12/31/12 (most recent calendar quarter end)
No Sales Charges		20.76%	-6.51%	6.02%
MSCI EAFE Index†		17.32%	-3.69%	8.21%
Institutional Class	6-Month‡	1-Year	5-Year	10-Year
Average Annual Total Returns as of 2/28/13
No Sales Charges	10.68%	8.63%	-4.60%	7.04%
MSCI EAFE Index†	14.41%	9.84%	-1.26%	9.39%
Average Annual Total Returns as of 12/31/12 (most recent calendar quarter end)
No Sales Charges		21.00%	-6.37%	6.18%
MSCI EAFE Index†		17.32%	-3.69%	8.21%

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2012 are 1.25%, 2.19%, 2.03%, 0.95% and 0.77% for Class A, Class B, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

† The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Index is an unmanaged index that tracks international stock performance in the 22 developed markets of Europe, Australasia and the Far East. Returns reflect reinvestment of dividends net of withholding taxes. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

‡ Total returns shown for periods less than one year are not annualized.

	Class A	Class B	Class C	Class S	Institutional Class
Net Asset Value
2/28/13	$43.00	$42.69	$42.64	$43.18	$42.99
8/31/12	$40.14	$39.65	$39.65	$40.38	$40.25
Distribution Information as of 2/28/13
Income Dividends, Six Months	$1.33	$.90	$.97	$1.47	$1.54

Portfolio Management Team

Thomas Voecking, Managing Director

Portfolio Manager of the fund. Joined the fund in 2011.

• Joined Deutsche Bank in 1991. Other company positions include analyst at DB Research, Head of the Strategic Asset Consulting team, and overlay portfolio manager and product specialist.

• Portfolio Manager, Market Research Strategies: Frankfurt.

• MS, University of Muenster.

Anna Wallentin, Director

Portfolio Manager of the fund. Joined the fund in 2012.

• Fund Manager and Business Manager, DWS Investments: Frankfurt.

• Joined Deutsche Asset & Wealth Management in 1995. Prior to her current role, she has served as a Senior Research Analyst in Credit and Market Risk Management and as a Business Analyst in the Business Line Technology Group, OTC Derivatives, based in London and Frankfurt. Joined the Asset Management Retail group in 2002 as a Deputy Head of Risk and Control. In 2006 she became Senior Portfolio Analyst within Equities Fund Management of DWS.

• Master of Mathematics and Physics, Philipps-University Marburg; Master of Mathematics, Moscow State University.

Juergen Foerster, Vice President

Portfolio Manager of the fund. Joined the fund in 2012.

• Euro Equity Portfolio Manager in the team "Insurance Solutions": Frankfurt.

• Joined Deutsche Asset & Wealth Management in 2005 with 20 years of prior industry experience. Prior to joining, he was responsible for equity investments at Zürich Versicherung Deutschland for 15 years and at CommerzInvest for three years.

• Graduated from banking academy; Completed bank training program at Commerzbank, Mannheim.

Johannes Prix, Assistant Vice President

Portfolio Manager of the fund. Joined the fund in 2012.

• Portfolio Manager, Market Research Strategies: Frankfurt.

• Joined Deutsche Asset & Wealth Management in 2008. Prior to joining, he was an Assistant Professor at Vienna University of Economics.

• MSc in Mathematics from University of Graz; PhD in Finance from Vienna University of Economics.

Portfolio Summary (Unaudited)

Ten Largest Equity Holdings at February 28, 2013 (38.9% of Net Assets)	Country	Percent
1. TeliaSonera AB Offers telecommunication services	Sweden	6.0%
2. Snam SpA Owns and operates Italy's natural gas distribution network	Italy	5.3%
3. BOC Hong Kong (Holdings) Ltd. Provider of financial products and services to retail corporate customers	Hong Kong	4.4%
4. Adidas AG Manufactures sports shoes and sports equipment	Germany	4.3%
5. FANUC Corp. Manufacturer of numerically controlled equipment for machine tools	Japan	3.6%
6. Fast Retailing Co., Ltd. Operates a chain of clothing stores	Japan	3.5%
7. BASF SE A worldwide chemical company	Germany	3.2%
8. Dassault Systemes SA Designer, manufacturer and engineer of software products	France	3.1%
9. ING Groep NV Provider of financial services	Netherlands	2.8%
10. Royal Dutch Shell PLC Explores, produces and refines petroleum	Netherlands	2.7%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 11. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 48 for contact information.

Investment Portfolio as of February 28, 2013 (Unaudited)
	Shares	Value ($)

Common Stocks 96.4%
Australia 3.5%
Australia & New Zealand Banking Group Ltd.	260,000	7,614,797
BHP Billiton Ltd.	203,000	7,620,048
Lend Lease Group	242,000	2,628,362
Newcrest Mining Ltd.	287,223	6,612,163
Westfield Retail Trust (REIT)	440,000	1,425,014
(Cost $27,169,042)		25,900,384
Austria 0.3%
Erste Group Bank AG* (Cost $1,458,645)	63,000	2,019,098
Belgium 0.2%
Telenet Group Holding NV (Cost $1,113,780)	23,300	1,192,739
Denmark 1.0%
Coloplast AS "B"	92,000	4,799,497
Novo Nordisk AS "B"	17,000	2,973,531
(Cost $8,078,975)		7,773,028
Finland 1.7%
Fortum Oyj (Cost $12,135,368)	660,000	12,592,278
France 9.3%
Cap Gemini	32,000	1,572,089
Dassault Systemes SA	201,800	22,857,995
European Aeronautic Defence & Space Co. NV	34,000	1,731,693
L'Oreal SA	45,000	6,719,424
Publicis Groupe	59,500	3,933,041
Safran SA	72,000	3,297,864
Sanofi	170,000	16,051,290
Unibail-Rodamco SE (REIT)	55,300	12,772,579
(Cost $58,781,252)		68,935,975
Germany 14.7%
Adidas AG	355,400	32,374,452
Allianz SE (Registered)	31,400	4,290,995
BASF SE	251,100	23,628,201
Bayer AG (Registered)	15,400	1,525,423
Beiersdorf AG	40,000	3,486,026
Deutsche Post AG (Registered)	717,000	16,070,559
Hannover Rueckversicherung AG (Registered)	59,800	4,678,861
HeidelbergCement AG	54,000	3,716,669
MAN SE	12,500	1,434,704
Muenchener Rueckversicherungs AG (Registered)	82,000	14,719,134
Suedzucker AG	82,000	3,591,087
(Cost $91,884,542)		109,516,111
Hong Kong 5.6%
BOC Hong Kong (Holdings) Ltd.	9,710,000	32,694,971
Cheung Kong (Holdings) Ltd.	87,000	1,351,429
Noble Group Ltd.	5,840,000	5,566,830
Orient Overseas International Ltd.	241,000	1,700,555
(Cost $36,569,165)		41,313,785
Italy 5.3%
Snam SpA (Cost $40,764,650)	8,260,000	39,180,016
Japan 20.3%
Bridgestone Corp.	440,000	13,520,804
Canon, Inc.	334,000	12,115,553
FANUC Corp.	173,000	26,688,648
Fast Retailing Co., Ltd. (a)	94,000	25,774,551
Hitachi Ltd.	1,130,000	6,335,043
Inpex Corp.	265	1,408,772
JGC Corp.	266,000	7,337,384
Marubeni Corp.	1,658,000	12,101,913
Mitsubishi Estate Co., Ltd.	670,000	16,685,488
Mitsubishi Heavy Industries Ltd.	265,000	1,468,565
Mitsui & Co., Ltd.	924,000	13,688,615
Nabtesco Corp. (a)	540,000	9,955,259
Nikon Corp.	53,000	1,190,707
Sumitomo Realty & Development Co., Ltd.	79,000	2,670,176
(Cost $137,376,095)		150,941,478
Luxembourg 0.2%
ArcelorMittal (Cost $1,448,738)	86,000	1,284,213
Netherlands 6.3%
Akzo Nobel NV	69,000	4,393,700
Heineken NV	20,300	1,512,198
ING Groep NV (CVA)*	2,649,779	21,259,827
Royal Dutch Shell PLC "B"	589,000	19,871,236
(Cost $46,530,491)		47,036,961
Norway 2.2%
DnB ASA (Cost $11,597,288)	1,121,814	16,672,623
Singapore 0.8%
United Overseas Bank Ltd.	326,000	5,013,262
Wilmar International Ltd. (a)	340,000	974,863
(Cost $6,351,540)		5,988,125
Spain 0.2%
Inditex SA (Cost $1,455,953)	10,500	1,399,187
Sweden 7.3%
Swedbank AB "A"	390,000	9,336,605
TeliaSonera AB	6,560,000	44,911,445
(Cost $52,626,066)		54,248,050
Switzerland 6.1%
Julius Baer Group Ltd.*	37,000	1,402,444
Roche Holding AG (Genusschein)	67,000	15,275,941
Swatch Group AG (Registered)	15,200	1,545,230
Swiss Life Holding AG (Registered)*	12,200	1,999,083
Syngenta AG (Registered)	43,000	18,202,983
Zurich Insurance Group AG*	25,400	6,943,200
(Cost $44,066,322)		45,368,881
United Kingdom 11.4%
Barclays PLC	850,000	3,953,445
Capita PLC	1,150,000	14,342,219
Centrica PLC	3,100,000	16,558,603
Diageo PLC	51,000	1,528,867
Inmarsat PLC	1,062,000	10,498,398
Old Mutual PLC	3,630,000	11,121,835
SABMiller PLC	162,000	8,045,764
Vodafone Group PLC	7,450,000	18,702,860
(Cost $76,962,968)		84,751,991
Total Common Stocks (Cost $656,370,880)		716,114,923

Preferred Stock 0.2%
Germany
Henkel AG & Co. KGaA (Cost $1,432,894)	16,700	1,470,693

Securities Lending Collateral 4.9%
Daily Assets Fund Institutional, 0.16% (b) (c) (Cost $36,693,110)	36,693,110	36,693,110

Cash Equivalents 3.4%
Central Cash Management Fund, 0.12% (b) (Cost $25,307,061)	25,307,061	25,307,061

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $719,803,945)†	104.9	779,585,787
Other Assets and Liabilities, Net	(4.9)	(36,682,444)
Net Assets	100.0	742,903,343

* Non-income producing security.

† The cost for federal income tax purposes was $720,801,144. At February 28, 2013, net unrealized appreciation for all securities based on tax cost was $58,784,643. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $76,373,794 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $17,589,151.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of securities loaned at February 28, 2013 amounted to $34,713,559, which is 4.7% of net assets.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

CVA: Certificaten Van Aandelen (Certificate of Stock)

REIT: Real Estate Investment Trust

At February 28, 2013, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
S&P 500 E-Mini Index	USD	3/15/2013	60	4,539,900	161,400

Currency Abbreviation
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2013 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Australia	$—	$25,900,384	$—	$25,900,384
Austria	—	2,019,098	—	2,019,098
Belgium	—	1,192,739	—	1,192,739
Denmark	—	7,773,028	—	7,773,028
Finland	—	12,592,278	—	12,592,278
France	—	68,935,975	—	68,935,975
Germany	—	109,516,111	—	109,516,111
Hong Kong	—	41,313,785	—	41,313,785
Italy	—	39,180,016	—	39,180,016
Japan	—	150,941,478	—	150,941,478
Luxembourg	—	1,284,213	—	1,284,213
Netherlands	—	47,036,961	—	47,036,961
Norway	—	16,672,623	—	16,672,623
Singapore	—	5,988,125	—	5,988,125
Spain	—	1,399,187	—	1,399,187
Sweden	—	54,248,050	—	54,248,050
Switzerland	—	45,368,881	—	45,368,881
United Kingdom	—	84,751,991	—	84,751,991
Preferred Stock	—	1,470,693	—	1,470,693
Short-Term investments (d)	62,000,171	—	—	62,000,171
Derivatives (e)	161,400	—	—	161,400
Total	$62,161,571	$717,585,616	$—	$779,747,187

There have been no transfers between fair value measurement levels during the period ended February 28, 2013.

(d) See Investment Portfolio for additional detailed categorizations.

(e) Derivatives include unrealized appreciation (depreciation) on futures contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of February 28, 2013 (Unaudited)
Assets
Investments: Investments in non-affiliated securities, at value (cost $657,803,774) — including $34,713,559 of securities loaned	$717,585,616
Investment in Daily Assets Fund Institutional (cost $36,693,110)*	36,693,110
Investment in Central Cash Management Fund (cost $25,307,061)	25,307,061
Total investments in securities, at value (cost $719,803,945)	779,585,787
Foreign currency, at value (cost $530,675)	515,617
Deposit with broker for futures contracts	210,000
Receivable for Fund shares sold	36,561
Dividends receivable	888,341
Interest receivable	5,191
Foreign taxes recoverable	777,587
Other assets	48,982
Total assets	782,068,066
Liabilities
Payable upon return of securities loaned	36,693,110
Payable for Fund shares redeemed	1,414,738
Payable for variation margin on futures contracts	7,500
Accrued management fee	325,902
Accrued Directors' fees	9,087
Other accrued expenses and payables	714,386
Total liabilities	39,164,723
Net assets, at value	$742,903,343
Net Assets Consist of
Distributions in excess of net investment income	(6,527,483)
Net unrealized appreciation (depreciation) on: Investments	59,781,842
Futures	161,400
Foreign currency	(10,583)
Accumulated net realized gain (loss)	(715,023,786)
Paid-in capital	1,404,521,953
Net assets, at value	$742,903,343

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2013 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($93,452,661 ÷ 2,173,527 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$43.00
Maximum offering price per share (100 ÷ 94.25 of $43.00)	$45.62
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,326,368 ÷ 31,071 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$42.69
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($7,494,785 ÷ 175,753 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$42.64
Class S Net Asset Value, offering and redemption price(a) per share ($628,364,246 ÷ 14,552,651 shares of capital stock outstanding, $.01 par value, 200,595,597 shares authorized)	$43.18
Institutional Class Net Asset Value, offering and redemption price(a) per share ($12,265,283 ÷ 285,298 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$42.99

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended February 28, 2013 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $446,532)	$7,230,065
Interest	556
Income distributions — Central Cash Management Fund	8,935
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	193,770
Total income	7,433,326
Expenses: Management fee	2,084,593
Administration fee	368,955
Services to shareholders	720,035
Distribution and service fees	156,781
Custodian fee	58,347
Professional fees	95,110
Reports to shareholders	42,915
Registration fees	25,387
Directors' fees and expenses	8,869
Other	19,974
Total expenses	3,580,966
Net investment income	3,852,360
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(8,846,400)
Futures	2,293,745
Foreign currency	(582,241)
(7,134,896)
Change in net unrealized appreciation (depreciation) on: Investments	78,814,262
Futures	(1,251,239)
Foreign currency	196,077
77,759,100
Net gain (loss)	70,624,204
Net increase (decrease) in net assets resulting from operations	$74,476,564

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended February 28, 2013 (Unaudited)	Year Ended August 31, 2012
Operations: Net investment income (loss)	$3,852,360	$21,903,390
Net realized gain (loss)	(7,134,896)	(119,303,081)
Change in net unrealized appreciation (depreciation)	77,759,100	106,954,873
Net increase (decrease) in net assets resulting from operations	74,476,564	9,555,182
Distributions to shareholders from: Net investment income: Class A	(2,865,203)	(2,344,131)
Class B	(31,571)	(36,346)
Class C	(179,716)	(138,785)
Class S	(21,127,234)	(17,019,869)
Institutional Class	(474,704)	(446,961)
Total distributions	(24,678,428)	(19,986,092)
Fund share transactions: Proceeds from shares sold	12,007,895	24,017,570
Reinvestment of distributions	22,699,012	18,265,523
Payments for shares redeemed	(63,947,580)	(138,106,897)
Redemption fees	1,017	611
Net increase (decrease) in net assets from Fund share transactions	(29,239,656)	(95,823,193)
Increase from regulatory settlements (see Note G)	—	642,837
Increase (decrease) in net assets	20,558,480	(105,611,266)
Net assets at beginning of period	722,344,863	827,956,129
Net assets at end of period (including distributions in excess of net investment income and undistributed net investment income of $6,527,483 and $14,298,585, respectively)	$742,903,343	$722,344,863

The accompanying notes are an integral part of the financial statements.

Financial Highlights
			Years Ended August 31,
Class A	Six Months Ended 2/28/13 (Unaudited)		2012		2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$40.14		$40.49		$39.41		$42.89		$56.22		$67.17
Income (loss) from investment operations: Net investment income (loss)a	.17		1.04		.67		.45		.62		1.29	d
Net realized and unrealized gain (loss)	4.02		(.49)		1.31		(3.65)		(12.54)		(11.62)
Total from investment operations	4.19		.55		1.98		(3.20)		(11.92)		(10.33)
Less distributions from: Net investment income	(1.33)		(.93)		(.98)		(.70)		(1.41)		(.62)
Increase from regulatory settlements	—		.03	f	.08	f	.42	f	—		—
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$43.00		$40.14		$40.49		$39.41		$42.89		$56.22
Total Return (%)b	10.46	**	1.63	f	4.97	f	(6.60	)f	(20.46	)c	(15.58	)e
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	93		92		107		128		163		244
Ratio of expenses before expense reductions (%)	1.21	*	1.25		1.23		1.24		1.29		1.22
Ratio of expenses after expense reductions (%)	1.21	*	1.25		1.23		1.24		1.28		1.22
Ratio of net investment income (loss) (%)	.81	*	2.70		1.48		1.02		1.70		1.94	d
Portfolio turnover rate (%)	38	**	91		202		166		108		133
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52 per share and 0.79% of average daily net assets for the year ended August 31, 2008.
e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (15.64)%.
f Includes a non-recurring payment from the Advisor which amounted to $0.323 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.034, $0.079 and $0.097 per share of non-affiliated regulatory settlements for the periods ended August 31, 2012, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.09%, 0.17% and 0.96% lower for the periods ended August 31, 2012, 2011 and 2010, respectively.
* Annualized ** Not annualized *** Amount is less than $.005.

			Years Ended August 31,
Class B	Six Months Ended 2/28/13 (Unaudited)		2012		2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$39.65		$40.05		$38.96		$42.43		$55.54		$66.32
Income (loss) from investment operations: Net investment income (loss)a	(.01)		.64		.33		.11		.35		.76	d
Net realized and unrealized gain (loss)	3.95		(.44)		1.29		(3.64)		(12.35)		(11.54)
Total from investment operations	3.94		.20		1.62		(3.53)		(12.00)		(10.78)
Less distributions from: Net investment income	(.90)		(.63)		(.61)		(.36)		(1.11)		(.00	)***
Increase from regulatory settlements	—		.03	f	.08	f	.42	f	—		—
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$42.69		$39.65		$40.05		$38.96		$42.43		$55.54
Total Return (%)b	9.96	**	.59	f	4.26	c,f	(7.34	)c,f	(21.02	)c	(16.27	)c,e
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1		2		3		4		8		16
Ratio of expenses before expense reductions (%)	2.12	*	2.19		2.08		2.15		2.25		2.10
Ratio of expenses after expense reductions (%)	2.12	*	2.19		2.01		2.03		2.03		2.03
Ratio of net investment income (loss) (%)	(.03	)*	1.66		.70		.23		.95		1.14	d
Portfolio turnover rate (%)	38	**	91		202		166		108		133
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52 per share and 0.79% of average daily net assets for the year ended August 31, 2008.
e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (16.33)%.
f Includes a non-recurring payment from the Advisor which amounted to $0.323 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.034, $0.079 and $0.097 per share of non-affiliated regulatory settlements for the periods ended August 31, 2012, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.09%, 0.17% and 0.96% lower for the periods ended August 31, 2012, 2011 and 2010, respectively.
* Annualized ** Not annualized *** Amount is less than $.005.

			Years Ended August 31,
Class C	Six Months Ended 2/28/13 (Unaudited)		2012		2011		2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$39.65		$39.99		$38.91		$42.36		$55.47		$66.29
Income (loss) from investment operations: Net investment income (loss)a	.01		.73		.33		.12		.35		.79	d
Net realized and unrealized gain (loss)	3.95		(.48)		1.29		(3.63)		(12.35)		(11.52)
Total from investment operations	3.96		.25		1.62		(3.51)		(12.00)		(10.73)
Less distributions from: Net investment income	(.97)		(.62)		(.62)		(.36)		(1.11)		(.09)
Increase from regulatory settlements	—		.03	f	.08	f	.42	f	—		—
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00	***	.00	***
Net asset value, end of period	$42.64		$39.65		$39.99		$38.91		$42.36		$55.47
Total Return (%)b	10.01	**	.84	f	4.15	f	(7.31	)f	(21.04	)c	(16.24	)e
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7		7		10		12		15		24
Ratio of expenses before expense reductions (%)	2.01	*	2.03		2.01		2.02		2.10		2.01
Ratio of expenses after expense reductions (%)	2.01	*	2.03		2.01		2.02		2.03		2.01
Ratio of net investment income (loss) (%)	.03	*	1.90		.70		.24		.95		1.16	d
Portfolio turnover rate (%)	38	**	91		202		166		108		133
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
d Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52 per share and 0.79% of average daily net assets for the year ended August 31, 2008.
e Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (16.30)%.
f Includes a non-recurring payment from the Advisor which amounted to $0.323 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.034, $0.079 and $0.097 per share of non-affiliated regulatory settlements for the periods ended August 31, 2012, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.09%, 0.17% and 0.96% lower for the periods ended August 31, 2012, 2011 and 2010, respectively.
* Annualized ** Not annualized *** Amount is less than $.005.

			Years Ended August 31,
Class S	Six Months Ended 2/28/13 (Unaudited)		2012		2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$40.38		$40.73		$39.64		$43.16		$56.55	$67.57
Income (loss) from investment operations: Net investment income (loss)a	.23		1.17		.81		.58		.74	1.48	b
Net realized and unrealized gain (loss)	4.04		(.50)		1.33		(3.66)		(12.61)	(11.66)
Total from investment operations	4.27		.67		2.14		(3.08)		(11.87)	(10.18)
Less distributions from: Net investment income	(1.47)		(1.05)		(1.13)		(.86)		(1.52)	(.84)
Increase from regulatory settlements	—		.03	d	.08	d	.42	d	—	—
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00 ***	.00	***
Net asset value, end of period	$43.18		$40.38		$40.73		$39.64		$43.16	$56.55
Total Return (%)	10.61	**	1.96	d	5.30	d	(6.32	)d	(20.18)	(15.33	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	628		607		687		780		986	1,480
Ratio of expenses (%)	.92	*	.95		.92		.94		.94	.93
Ratio of net investment income (loss) (%)	1.09	*	3.00		1.79		1.32		2.04	2.24	b
Portfolio turnover rate (%)	38	**	91		202		166		108	133
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52 per share and 0.79% of average daily net assets for the year ended August 31, 2008.
c Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (15.39)%.
d Includes a non-recurring payment from the Advisor which amounted to $0.323 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.034, $0.079 and $0.097 per share of non-affiliated regulatory settlements for the periods ended August 31, 2012, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.09%, 0.17% and 0.96% lower for the periods ended August 31, 2012, 2011 and 2010, respectively.
* Annualized ** Not annualized *** Amount is less than $.005.

			Years Ended August 31,
Institutional Class	Six Months Ended 2/28/13 (Unaudited)		2012		2011		2010		2009	2008
Selected Per Share Data
Net asset value, beginning of period	$40.25		$40.57		$39.50		$43.00		$56.35	$67.34
Income (loss) from investment operations: Net investment income (loss)a	.27		1.11		.86		.63		.79	1.58	b
Net realized and unrealized gain (loss)	4.01		(.37)		1.31		(3.63)		(12.58)	(11.64)
Total from investment operations	4.28		.74		2.17		(3.00)		(11.79)	(10.06)
Less distributions from: Net investment income	(1.54)		(1.09)		(1.18)		(.92)		(1.56)	(.93)
Increase from regulatory settlements	—		.03	d	.08	d	.42	d	—	—
Redemption fees	.00	***	.00	***	.00	***	.00	***	.00 ***	.00	***
Net asset value, end of period	$42.99		$40.25		$40.57		$39.50		$43.00	$56.35
Total Return (%)	10.68	**	2.15	d	5.40	d	(6.21	)d	(20.06)	(15.22	)c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12		14		21		31		44	53
Ratio of expenses (%)	.79	*	.77		.80		.81		.81	.80
Ratio of net investment income (loss) (%)	1.29	*	2.86		1.91		1.45		2.17	2.36	b
Portfolio turnover rate (%)	38	**	91		202		166		108	133
a Based on average shares outstanding during the period.
b Net investment income per share and the ratio of net investment income include non-recurring dividend income amounting to $0.52 per share and 0.79% of average daily net assets for the year ended August 31, 2008.
c Includes a reimbursement from the Advisor to reimburse the effect of losses incurred as the result of trades executed incorrectly during the period. Excluding this reimbursement, total return would have been (15.28)%.
d Includes a non-recurring payment from the Advisor which amounted to $0.323 per share for the period ended August 31, 2010 recorded as a result of the Advisor's settlement with the SEC and NY Attorney General in connection with certain trading arrangements. The Fund also received $0.034, $0.079 and $0.097 per share of non-affiliated regulatory settlements for the periods ended August 31, 2012, 2011 and 2010, respectively. Excluding these non-recurring payments, total return would have been 0.09%, 0.17% and 0.96% lower for the periods ended August 31, 2012, 2011 and 2010, respectively.
* Annualized ** Not annualized *** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Organization and Significant Accounting Policies

DWS International Fund (the "Fund") is a diversified series of DWS International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In January 2013, Accounting Standard Update 2013-01 (ASU 2013-01), Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities, replaced Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. The ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund's financial statements.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the value reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders.

Additionally, the Fund may be subject to taxes imposed by the governments of countries in which it invests and are generally based on income and/or capital gains earned or repatriated. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized gain/loss on investments. Tax liabilities realized as a result of security sales are reflected as a component of net realized gain/loss on investments.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses incurred post-enactment may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2012, the Fund had a net tax basis capital loss carryforward of approximately $706,418,000, including $589,623,000 of pre-enactment losses which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until August 31, 2017 ($273,734,000) and August 31, 2018 ($315,889,000), the respective expiration dates, whichever occurs first; and approximately $116,795,000 of post-enactment losses which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($89,882,000) and long-term losses ($26,913,000).

The Fund has reviewed the tax positions for the open tax years as of August 31, 2012 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in foreign passive investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Derivative Instruments

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the six months ended February 28, 2013, the Fund invested in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the market.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of February 28, 2013 is included in a table following the Fund's Investment Portfolio. For the six months ended February 28, 2013, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $4,540,000 to $29,086,000.

The following table summarizes the value of the Fund's derivative instruments held as of February 28, 2013 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivative	Futures Contracts
Equity Contracts (a)	$161,400

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended February 28, 2013 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Futures Contracts
Equity Contracts (a)	$2,293,745

The above derivative is located in the following Statement of Operations account:

(a) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Futures Contracts
Equity Contracts (a)	$(1,251,239)

The above derivative is located in the following Statement of Operations account:

(a) Change in net unrealized appreciation (depreciation) on futures

C. Purchases and Sales of Securities

During the six months ended February 28, 2013, purchases and sales of investment securities (excluding short-term investments) aggregated $274,004,922 and $321,874,057, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $2.5 billion of the Fund's average daily net assets	.565%
Next $2.5 billion of such net assets	.545%
Next $5 billion of such net assets	.525%
Next $5 billion of such net assets	.515%
Over $15 billion of such net assets	.465%

Accordingly, for the six months ended February 28, 2013, the fee pursuant to the management agreement was equivalent to an annualized effective rate of 0.565% of the Fund's average daily net assets.

For the period from October 1, 2012 through September 30, 2013, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class follows:
Class A	1.59%
Class B	2.34%
Class C	2.34%
Class S	1.34%
Institutional Class	1.34%

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended February 28, 2013, the Administration Fee was $368,955, of which $57,682 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended February 28, 2013, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at February 28, 2013
Class A	$87,787	$61,063
Class B	2,609	1,883
Class C	7,933	5,600
Class S	365,258	248,129
Institutional Class	1,158	799
	$464,745	$317,474

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended February 28, 2013, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at February 28, 2013
Class B	$5,649	$816
Class C	28,987	4,366
	$34,636	$5,182

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended February 28, 2013, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at February 28, 2013	Annualized Effective Rate
Class A	$110,672	$48,255	.24%
Class B	1,871	653	.25%
Class C	9,602	3,357	.25%
	$122,145	$52,265

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2013 aggregated $1,065.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended February 28, 2013, the CDSC for Class B and C shares aggregated $928 and $826, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended February 28, 2013, DIDI received $75 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended February 28, 2013, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $10,495, of which $6,927 is unpaid.

Directors' Fees and Expenses. The Fund paid retainer fees to each Director not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson and Vice Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

Securities Lending Agent Fees. Deutsche Bank AG serves as securities lending agent for the Fund. For the six months ended February 28, 2013, the Fund incurred securities lending agent fees to Deutsche Bank AG in the amount of $21,529.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at February 28, 2013.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended February 28, 2013		Year Ended August 31, 2012
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	74,700	$3,194,337	158,114	$6,137,321
Class B	817	33,113	500	18,199
Class C	14,368	594,138	27,464	1,074,257
Class S	171,601	7,349,952	362,550	14,025,688
Institutional Class	19,598	836,355	75,080	2,762,105
		$12,007,895		$24,017,570
Shares issued to shareholders in reinvestment of distributions
Class A	64,420	$2,740,446	60,871	$2,241,886
Class B	739	31,240	978	35,798
Class C	4,037	170,575	3,567	130,398
Class S	454,748	19,417,653	421,883	15,596,935
Institutional Class	7,977	339,098	7,081	260,506
		$22,699,012		$18,265,523
Shares redeemed
Class A	(248,137)	$(10,525,525)	(588,034)	$(22,800,428)
Class B	(11,905)	(497,381)	(28,040)	(1,068,579)
Class C	(31,411)	(1,323,921)	(80,281)	(3,092,762)
Class S	(1,110,800)	(47,383,957)	(2,625,204)	(101,825,066)
Institutional Class	(99,509)	(4,216,796)	(240,536)	(9,320,062)
		$(63,947,580)		$(138,106,897)
Redemption fees		$1,017		$611
Net increase (decrease)
Class A	(109,017)	$(4,589,728)	(369,049)	$(14,420,771)
Class B	(10,349)	(433,028)	(26,562)	(1,014,582)
Class C	(13,006)	(559,208)	(49,250)	(1,888,107)
Class S	(484,451)	(20,616,352)	(1,840,771)	(72,202,443)
Institutional Class	(71,934)	(3,041,340)	(158,375)	(6,297,290)
		$(29,239,656)		$(95,823,193)

G. Regulatory Settlements

During the year ended August 31, 2012, the Fund received $642,837 of non-affiliated regulatory settlements. This payment is included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2012 to February 28, 2013).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, B, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, B, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2013 (Unaudited)
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 9/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/28/13	$1,104.60	$1,099.60	$1,100.10	$1,106.10	$1,106.80
Expenses Paid per $1,000*	$6.31	$11.04	$10.47	$4.80	$4.13
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 9/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 2/28/13	$1,018.79	$1,014.28	$1,014.83	$1,020.23	$1,020.88
Expenses Paid per $1,000*	$6.06	$10.59	$10.04	$4.61	$3.96

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 181 (the number of days in the most recent six-month period), then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS International Fund	1.21%	2.12%	2.01%	.92%	.79%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Investment Management Agreement Approval

The Board of Directors approved the renewal of DWS International Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2012.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2012, all of the Fund's Directors were independent of DWS and its affiliates.

• The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Equity Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

As part of the contract review process, the Board carefully considered the fees and expenses of each DWS fund overseen by the Board in light of the fund's performance. In many cases, this led to a negotiation with DWS of lower expense caps for the coming year than had previously been in place. As part of these negotiations, the Board indicated that it would consider relaxing these new lower caps in future years following sustained improvements in performance, among other considerations.

In June 2012, Deutsche Bank ("DB"), DWS's parent company, announced that DB's new management team had concluded the strategic review of its global asset management business announced in late 2011 by DB's prior management team, and would combine its Asset Management (of which DWS is a part) and Wealth Management divisions. Prior to approving the investment management agreements, the Independent Directors were apprised of the expected management and structure of the new combined Asset & Wealth Management division ("AWM") and DWS. DB also advised the Independent Directors that the U.S. asset management business is a critical and integral part of DB and AWM, and that DB would be reinvesting a significant portion of the substantial savings it expects to realize by combining its Asset Management and Wealth Management divisions into a combined AWM division, including enhancements to its investment capabilities. DB also confirmed its commitment to maintaining strong legal and compliance groups within the combined division.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for each of the one-, three- and five-year periods ended December 31, 2011, the Fund's performance (Class A shares) was in the 4th quartile of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2011. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board observed that the Fund had experienced improved relative performance during the first seven months of 2012. The Board recognized that DWS has made significant changes in the Fund's management structure, including the introduction of a new portfolio management team and investment process in April 2011.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (1st quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2011). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2011, and analyzing Lipper expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund's management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 17, 2012

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2012, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009, 2010 and 2011.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 103 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fallout" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I considered how aggregated DWS Fund performance measures relative to appropriate peers had varied by asset class and over time.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset & Wealth Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class B	Class C	Class S	Institutional Class
Nasdaq Symbol	SUIAX	SUIBX	SUICX	SCINX	SUIIX
CUSIP Number	23337R 858	23337R 841	23337R 833	23337R 817	23337R 791
Fund Number	468	668	768	2068	1468

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 728-3337 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2012

Notes

Notes

Notes

Notes

Notes

DWS
INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DIF-3
(R-026690-2 4/13)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, DWS Mutual Funds, P.O. Box 78, Short Hills, NJ 07078.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS International Fund, a series of DWS International Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	April 30, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	April 30, 2013

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 30, 2013